Exhibit 6.9

CONVERTIBLE PROMISSORY NOTE

USD$12,656,962	August 16, 2013

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”) on or before April 18, 2019 (the “Maturity Date”), the principal amount of $12,656,962 United States dollars (the “Principal Balance”), together with interest as hereinafter provided for. This convertible promissory note (the “Convertible Note”) is being issued pursuant to the terms of an amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be amended from time to time (the “Credit Agreement”). In the event of any inconsistency between this Convertible Note and the Credit Agreement, the terms of the Credit Agreement shall prevail.

Set out below is a statement of the rights of the Holder and the conditions to which this Convertible Note is subject and to which the Holder, by the acceptance of this Convertible Note, agrees.

Interest

1.                               The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest:

(a)            in respect of USD$12,406,962 from April 18, 2012 until the date immediately preceding the issue date of this Convertible Note, at the rate 6.0% per annum;

(b)            in respect of USD$250,000 from July 5, 2013 until the date immediately preceding the issue date of this Convertible Note, at the rate 6.0% per annum;

(c)            in respect of the entire Principal Balance, from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                               Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                               The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                               Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)            accept the prepayment; or

(b)            elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof and the Credit Agreement.

Conversion Privileges

5.                               All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

6.                               If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

7.                               If the Principal Balance is not converted in full by the Holder in accordance with section 6 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

8.                               Upon surrender of this Convertible Note for conversion in accordance with section 6, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

9.                               Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

10.                             For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

11.                             The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

12.                             The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

13.                             This Convertible Note shall not be transferred or assigned without the Borrower's prior written consent, except such consent shall not be required if an Event of Default exists.

No Voting Rights

14.                             The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

15.                             Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

16.                             If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Events of Default

17.                             An “Event of Default” under the Credit Agreement shall constitute an event of default under this Convertible Note.

18.                             The Borrower shall promptly give notice in writing to the Holder of the occurrence of any Event of Default or other event which, with the lapse of time or giving of notice or otherwise, would be an Event of Default. Such written notice shall specify the nature of such default or Event of Default and the steps taken to remedy the same.

Currency

19.                             All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

20.                             The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Subordination

21.                             The obligations evidenced by this Convertible Note are subordinate to senior lenders of the Borrower as set out in the Credit Agreement.

Notices and Demands

22.                             All notices and demands provided for herein shall be given in accordance with the Credit Agreement.

Amendments

23.                             No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

24.                             This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

25.                             Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

26.                             The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

27.                             The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

28.                             The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note this 16th day of August, 2013.

RMR ACQUISITION CORP. (Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer and President
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer and President
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                              principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                           day of                              ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE PROMISSORY NOTE

USD$213,652	April 17, 2014

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $213,652 United States dollars (the “Principal Balance”), together with interest as hereinafter provided for. This convertible promissory note (the “Convertible Note”) is being issued pursuant to the terms of an amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). In the event of any inconsistency between this Convertible Note and the Credit Agreement, the terms of the Credit Agreement shall prevail.

Set out below is a statement of the rights of the Holder and the conditions to which this Convertible Note is subject and to which the Holder, by the acceptance of this Convertible Note, agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                             Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                             The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                             Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)          accept the prepayment; or

(b)          elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof and the Credit Agreement.

Conversion Privileges

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

6.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

7.                             If the Principal Balance is not converted in full by the Holder in accordance with section 6 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

8.                             Upon surrender of this Convertible Note for conversion in accordance with section 6, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

9.                             Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

10.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

11.                           The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

12.                           The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

13.                           This Convertible Note shall not be transferred or assigned without the Borrower's prior written consent, except such consent shall not be required if an Event of Default exists.

No Voting Rights

14.                           The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

15.                           Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

16.                           If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Events of Default

17.                           An “Event of Default” under the Credit Agreement shall constitute an event of default under this Convertible Note.

18.                           The Borrower shall promptly give notice in writing to the Holder of the occurrence of any Event of Default or other event which, with the lapse of time or giving of notice or otherwise, would be an Event of Default. Such written notice shall specify the nature of such default or Event of Default and the steps taken to remedy the same.

Currency

19.                           All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

20.                           The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Subordination

21.                           The obligations evidenced by this Convertible Note are subordinate to senior lenders of the Borrower as set out in the Credit Agreement.

Notices and Demands

22.                           All notices and demands provided for herein shall be given in accordance with the Credit Agreement.

Amendments

23.                           No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

24.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

25.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

26.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

27.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

28.                           The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP. (Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer and President
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer and President
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                           principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                                 day of                                    ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE PROMISSORY NOTE

CAD$1,000,000	June 30, 2014

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $1,000,000 Canadian dollars (the “Principal Balance”), together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible promissory note (the “Convertible Note”) is subject and to which the Holder, by the acceptance of this Convertible Note, agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                             Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                             The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                             Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)            accept the prepayment; or

(b)            elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                             If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                           Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                           The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                           The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                           This Convertible Note shall not be transferred or assigned without the Borrower's prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                           The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                           Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                           If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                           All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                           The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.                             All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)            if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., VOG 1YO, Attn: Howard Katkov; and

(b)            if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                           No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                           The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP. (Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer and President
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer and President
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                          principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                                 day of                                    ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE PROMISSORY NOTE

CAD$250,000	December 16, 2014

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $250,000 Canadian dollars (the “Principal Balance”), together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible promissory note (the “Convertible Note”) is subject and to which the Holder, by the acceptance of this Convertible Note, agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                             Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                              The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                             Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)            accept the prepayment; or

(b)           elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (I) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof; and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                              If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                           Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (I%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                           The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                           The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                            This Convertible Note shall not be transferred or assigned without the Borrower's prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                            The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                            Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                           If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                           All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                           The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.                           All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)            if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., VOG 1Y0, Attn: Howard Katkov; and

(b)            if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                           No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                            The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP. (Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer and President
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer and President
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $            principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                           day of                              ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE PROMISSORY NOTE

CAD$500,000	March 16, 2015

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18. 2019 (the “Maturity Date”), the principal amount of $500,000 Canadian dollars (the “Principal Balance”), together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible promissory note (the “Convertible Note”) is subject and to which the Holder, by the acceptance of this Convertible Note. agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                             Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                             The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                             Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)            accept the prepayment; or

(b)            elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                             If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                             Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                             For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                             The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                             The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                             This Convertible Note shall not be transferred or assigned without the Borrower's prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                             The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                             Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                             If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                             All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                             The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.            All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)            if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., VOG 1YO, Attn: Howard Katkov; and

(b)            if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                             No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                             This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                             Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                             The Borrower hereby waives the benefits of demand and presentment for payment, notice of nonpayment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                             The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                             The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP. (Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                        principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                                 day of                                    ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE PROMISSORY NOTE

CAD$750,000	July 1, 2015

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $750,000 Canadian dollars (the “Principal Balance”), together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible promissory note (the “Convertible Note”) is subject and to which the Holder, by the acceptance of this Convertible Note, agrees.

Interest

1.                               The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                               Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                               The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                               Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)           accept the prepayment; or

(b)           elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                             If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                           Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                           The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                           The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                           This Convertible Note shall not be transferred or assigned without the Borrower’s prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                           The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                           Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                             If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                             All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                             The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.                             All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)           if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., V0G 1Y0, Attn: Howard Katkov; and

(b)           if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                             No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                           The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP.

(Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd. (Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                     principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                 day of                              ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE PROMISSORY NOTE

CAD$250,000	August 31, 2015

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $250,000 Canadian dollars (the “Principal Balance”), together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible promissory note (the “Convertible Note”) is subject and to which the Holder, by the acceptance of this Convertible Note, agrees.

Interest

1.                               The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                               Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                               The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                               Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)           accept the prepayment; or

(b)           elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (I) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen ( I5) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                             If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                           Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                           The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                           The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                           This Convertible Note shall not be transferred or assigned without the Borrower’s prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                           The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                           Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                             If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                             All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                             The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.                             All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)           if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., V0G 1Y0, Attn: Howard Katkov; and

(b)           if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                             No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                           The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP.
(Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                             principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                 day of                              ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE PROMISSORY NOTE

CAD$250,000	October 7, 2015

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $250,000 Canadian dollars (the “Principal Balance”), together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible promissory note (the “Convertible Note”) is subject and to which the Holder., by the acceptance of this Convertible Note, agrees.

Interest

1.                               The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                               Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                               The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                               Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)           accept the prepayment; or

(b)           elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                             If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                           Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                           The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                           The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                           This Convertible Note shall not be transferred or assigned without the Borrower’s prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                           The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                           Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                             If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                             All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                             The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.                             All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)           if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., V0G 1Y0, Attn: Howard Katkov; and

(b)           if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                             No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                           The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP.
(Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                       principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                 day of                              ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE PROMISSORY NOTE

CAD$150,000	October 30, 2015

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $150,000 Canadian dollars (the “Principal Balance”), together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible promissory note (the “Convertible Note”) is subject and to which the Holder, by the acceptance of this Convertible Note, agrees.

Interest

1.                               The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                               Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                               The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                               Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)           accept the prepayment; or

(b)           elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (I) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (I) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                             If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                           Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (I%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                           The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                           The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                           This Convertible Note shall not be transferred or assigned without the Borrower’s prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                           The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                           Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                             If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                             All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                             The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.                             All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)           if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., V0G 1Y0, Attn: Howard Katkov; and

(b)           if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                             No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                           The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP.
(Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                            principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                 day of                              ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE GRID PROMISSORY NOTE

CAD$600,000	August 31, 2015

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $600,000 Canadian dollars, or so much of such sum as will have been advanced and is then outstanding under this Convertible Note as evidenced by notations by the Lender from time to time on the grid attached hereto as Appendix B, (the “Principal Balance”) together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible grid promissory note (the “Convertible Note”) is subject and to which the Holder, by the acceptance of this Convertible Note, agrees. The Borrower agrees to use the Principal Balance solely for repairs to the Grey chairlift and related costs and expenses, including expenses related to claims made by the Borrower in respect of faulty construction of the Grey chairlift.

Interest

1.                               The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 10.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                               Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                               The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”). The Borrower agrees to make a prepayment with the net proceeds of any settlement in respect of claims made by the Borrower in respect of faulty construction of the Grey chairlift.

4.                               Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)           accept the prepayment; or

(b)           elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (I) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                             If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                           Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                           The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                           The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                           This Convertible Note shall not be transferred or assigned without the Borrower’s prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                           The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                             Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                             If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                             All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                             The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.                             All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)           if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., V0G 1Y0, Attn: Howard Katkov; and

(b)           if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                           No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                           The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP.
(Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                       principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                 day of                              ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

APPENDIX B TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

GRID

Advances and Payments

Date	Amount of Advance	Amount of Principal Repaid	Unpaid Principal Balance	Notation Made by
August 31, 2015	$300,000.00	$0	$300,000.00	Kevin Magnall
October 30, 2015	$50,000.00	$0	$350,000.00	Kevin Magnall

CONVERTIBLE PROMISSORY NOTE

CAD$500,000	December 15, 2015

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $500,000 Canadian dollars (the “Principal Balance”), together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible promissory note (the “Convertible Note”) is subject and to which the Holder, by the acceptance of this Convertible Note, agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                             Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                             The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                             Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)           accept the prepayment; or

(b)           elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                             If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                           Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                           The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                           The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                           This Convertible Note shall not be transferred or assigned without the Borrower's prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                           The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                           Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                           If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                           All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                           The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.                           All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)            if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., V0G 1Y0, Attn: Howard Katkov; and

(b)            if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                           No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                           The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP.
(Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED
PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                           principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	Percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                 day of                                   ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE PROMISSORY NOTE

CAD$200,000	September 8, 2016

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $200,000 Canadian dollars (the “Principal Balance”), together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible promissory note (the “Convertible Note”) is subject and to which the Holder, by the acceptance of this Convertible Note, agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                             Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                             The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                             Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)            accept the prepayment; or

(b)           elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (I) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Exercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                             If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                           Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (I%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                            The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                            The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                            This Convertible Note shall not be transferred or assigned without the Borrower's prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                            The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                           Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                           If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                           All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                           The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.                           All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)            if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., V0G 1Y0, Attn: Howard Katkov; and

(b)            if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                           No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                           The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP.
(Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED
PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                           principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	Percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                 day of                            ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

CONVERTIBLE PROMISSORY NOTE

CAD$200,000	November 7, 2016

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Holder”), on or before April 18, 2019 (the “Maturity Date”), the principal amount of $200,000 Canadian dollars (the “Principal Balance”), together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Holder and the conditions to which this convertible promissory note (the “Convertible Note”) is subject and to which the Holder, by the acceptance of this Convertible Note, agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Convertible Note, at the rate of 8.0% per annum, calculated daily and compounded annually and payable on the Maturity Date, not in advance.

Payment of Principal Balance and Interest

2.                             Unless previously prepaid or converted in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Holder, for such Principal Balance and interest payable to the order of the Holder and addressed to it unless the Holder otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Holder, the Borrower will cause to be issued to the Holder a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

3.                             The Principal Balance together with all accrued and unpaid interest may be prepaid in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon fifteen (15) days prior written notice being provided by the Borrower to the Holder (the “Prepayment Notice”).

4.                             Upon receipt of the Prepayment Notice, the Holder will have the right to either:

(a)            accept the prepayment; or

(b)            elect to convert the outstanding Principal Balance together with all accrued and unpaid interest at a price of Cdn$8.86 (the “Conversion Price”) per Class C Unit (the “Conversion Units”) of Red Mountain Ventures Limited Partnership (the “Covenantor”), parent of the Borrower, subject to adjustment as provided herein.

In the event that the Holder wishes to convert the outstanding Principal Balance and interest thereon, then the Holder shall deliver a duly completed and executed Notice of Conversion (as defined herein) to the Borrower within fifteen (15) days following receipt by the Holder of the Prepayment Notice.

The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Juice Trust Credit Facility

5.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (I) business day prior to the Maturity Date into principal owing under the amended and restated credit agreement between, amongst others, the Borrower and the Holder dated August 16, 2013, as may be further amended from time to time (the “Credit Agreement”). If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into principal owing under the Credit Agreement (the “Converted Amount”), it shall surrender this Convertible Note to the Borrower, together with a notice of conversion of Converted Amount (the “Credit Agreement Election”). Upon surrender of this Convertible Note together with the Credit Agreement Election, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Borrower as a lender of the Converted Amount under the Credit Facility, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Credit Agreement Election, the Borrower shall deliver or cause to be delivered to the Holder a replacement convertible promissory note issued pursuant to the Credit Agreement in the amount of the Converted Amount, dated the date of the Credit Agreement Election and otherwise having the same terms and conditions as convertible promissory notes issued pursuant to the Credit Agreement.

Conversion Privileges

6.                             All or any part of the Principal Balance outstanding from time to time is convertible at the election of the Holder at any time and from time to time after the date hereof up to and including the close of business one (1) business day prior to the Maturity Date into Conversion Units at the Conversion Price, subject to adjustment as provided herein. In the event of such conversion, any interest on the outstanding Principal Balance shall convert into Conversion Units at the Conversion Price, subject to adjustment as provided herein.

Manner and Excercise of Right to Convert

7.                             If the Holder wishes to convert the Principal Balance, in whole or in part, and interest thereon into Conversion Units pursuant to the terms hereof, it shall surrender this Convertible Note to the Borrower, together with the conversion notice (the “Notice of Conversion”) in the form attached as Appendix “A” hereto duly completed and executed by the Borrower, irrevocably exercising its right to convert the Principal Balance, or such portion thereof, and interest thereon in accordance with the provisions hereof. The date the Notice of Conversion is received by the Borrower shall be the effective date of such conversion (the “Date of Conversion”). Upon surrender of this Convertible Note together with the Notice of Conversion, the Holder or its nominee or assignee, as the case may be, shall be entitled to be entered in the books of the Covenantor as of the Date of Conversion as the holder of the number of Conversion Units into which this Convertible Note, or portion thereof, is convertible in accordance with the terms hereof, and as soon as practicable thereafter and in any event no later than fifteen (15) business days after receipt by the Borrower of the Notice of Conversion, the Covenantor shall deliver or cause to be delivered to the Holder a copy of the certificate representing the Conversion Units (with the original certificate to remain in the minute book of the Covenantor).

8.                             If the Principal Balance is not converted in full by the Holder in accordance with section 7 hereof, upon surrender of this Convertible Note to the Borrower, the Borrower shall cancel same and shall, without charge, forthwith certify and deliver to the Holder a new Convertible Note in the aggregate Principal Balance equal to the unconverted part of the Principal Balance then outstanding.

9.                             Upon surrender of this Convertible Note for conversion in accordance with section 7, the Holder will be entitled to receive that number of Conversion Units as is equal to the sum of: (i) the quotient obtained upon dividing the Principal Balance to be converted by the Conversion Price, and (ii) the quotient obtained by dividing the interest on the Principal Balance to be converted by the Conversion Price.

10.                           Upon the first conversion of any portion of the Principal Balance, as a condition of conversion the Holder will be required to execute an acknowledgement to be bound by the partnership agreement governing the affairs of the Covenantor.

Adjustments

11.                           For the purposes of this Convertible Note, the Conversion Price will be adjusted proportionally for any subsequent unit distribution or split, unit combination or other similar recapitalization, reclassification or reorganization of or affecting the limited partnership units of the Covenantor. In the event of any acquisition or merger to which the Covenantor is a party other than a merger or consolidation in which the Covenantor is the continuing corporation, or in the case of any sale or conveyance to another corporation of the property of the Borrower or Covenantor as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Covenantor), then the Holder will have the right to convert the outstanding Principal Balance into Conversion Units at the Conversion Price immediately prior to such acquisition, merger, sale or conveyance. The provisions of this section will similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances, provided that, notwithstanding any other provision hereof, no adjustment of the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect.

No Requirement to Issue Fractional Units

12.                           The Covenantor shall not issue fractional Conversion Units upon the conversion of this Convertible Note. If any fractional interest in a Conversion Unit would be deliverable upon the conversion of any Principal Balance pursuant to the terms hereof, any such fractional interest will be rounded down to the nearest whole number of Conversion Units.

Legended Unit Certificates

13.                           The certificates representing the Conversion Shares shall contain the legend required by the limited partnership agreement governing the affairs of the Covenantor. In addition and notwithstanding anything herein contained to the contrary, the Conversion Units issuable upon conversion of this Convertible Note will only be issued in compliance with the securities laws of any applicable jurisdiction, and the certificates representing the Conversion Units thereby issued may bear such legend(s) as may, in the opinion of counsel to the Covenantor, acting reasonably, be necessary in order to avoid a violation of any applicable Canadian securities laws, any applicable United States securities laws or to comply with the requirements of any stock exchange on which the Conversion Units may be listed.

Restrictions on Transfer

14.                           This Convertible Note shall not be transferred or assigned without the Borrower's prior written consent, except such consent shall not be required if either the Borrower or the Covenantor are in default of either of their respective obligations under this Convertible Note.

No Voting Rights

15.                           The Convertible Note shall not entitle the Holder to any of the rights of a limited partner of the Covenantor, including without limitation, the right to vote, to receive distributions, or to receive any notice of, or to attend meetings of limited partners or any other proceedings of the Covenantor.

Application of Payments

16.                           Any amount paid in satisfaction of the indebtedness evidenced by this Convertible Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

17.                           If the Holder obtains judgment on this Convertible Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

18.                           All amounts payable under this Convertible Note shall be payable in the currency in which the advance of the Principal Balance was made, as noted on the face page of this Convertible Note. Notwithstanding the foregoing, the Conversion Price is payable in the lawful currency of Canada. Any Principal Balance held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Convertible Note will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

Non Waiver

19.                           The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Holder to exercise or enforce any rights or remedies of the Holder hereunder or under any instrument securing payment of the indebtedness evidenced by this Convertible Note shall not constitute a waiver of the right of the Holder to enforce such rights and remedies thereafter.

Notices and Demands

20.                           All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)            if to the Borrower or Covenantor, at 2114 Columbia Avenue, Rossland, B.C., V0G 1Y0, Attn: Howard Katkov; and

(b)            if to the Holder, at 314 Loma Larga Drive, Solana Beach, CA, 92075;

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

21.                           No amendment, modification or waiver of any provision of this Convertible Note or consent to any departure by the Borrower or Covenantor from any provision of this Convertible Note is in any event effective unless it is in writing and signed by the Holder and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

Applicable Law

22.                           This Convertible Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

23.                           Time shall in all respects be of the essence of this Convertible Note.

Waiver of Benefits

24.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of nonpayment, protest and notice of protest of this Convertible Note.

Compliance with Directions, etc.

25.                           The Holder may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Holder, confirm to any third party specified by the Holder that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

26.                           The Borrower, Covenantor and Holder will use all reasonable efforts to give full effect to this Convertible Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower and the Covenantor have executed this Convertible Note on the date first above written.

RMR ACQUISITION CORP.
(Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

RED MOUNTAIN VENTURES LIMITED
PARTNERSHIP, by its general partner, Red Mountain Ventures G.P. Ltd.
(Covenantor)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Covenantor

APPENDIX A TO

CONVERTIBLE NOTE

FROM RMR ACQUISITION CORP. AND

RED MOUNTAIN VENTURES LIMITED PARTNERSHIP

NOTICE OF CONVERSION

To:	RMR Acquisition Corp. (the “Borrower”)

And To:	Red Mountain Ventures Limited Partnership (the “Covenantor”)

The undersigned is the registered holder (the “Holder”) of the Convertible Note(s) evidenced by the certificate(s) attached to this Notice and hereby gives notice of conversion of $                           principal amount of the Convertible Note(s) in exchange for Class C Units of the Covenantor (the “Conversion Units”) at a conversion price of CDN $8.86 per Conversion Unit. Any principal amount held in a currency other than Canadian currency and interest payable thereon which is converted to Conversion Units pursuant to this Notice of Conversion will be converted to Canadian dollars at the noon exchange rate posted by the Bank of Canada in effect on the last business day prior to the conversion to the Conversion Units.

The undersigned irrevocably directs that the Conversion Units be issued and delivered as follows:

		Allocation of
		Conversion Units
	Address(es)	(expressed as a
Name(s) in Full	(Include Postal Codes)	Percentage)
			%
			%
			%
	Total	100%

(Please print the full name in which the certificate(s) representing the Conversion Units is/are to be issued. If any certificates are to be issued to a person or persons other than the Holder, the Holder must pay to the Covenantor all eligible transfer taxes or other government charges).

Dated this                 day of                            ,

Signature of Witness	Signature of Holder

Name of Witness	Name of Holder

GRID PROMISSORY NOTE

CAD$1,500,000.00	January 8, 2020

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Lender”), on or before August 31, 2022 (the “Maturity Date”), the principal amount of $1,500,000.00 Canadian dollars, or so much of such sum as will have been advanced and is then outstanding under this Promissory Note as evidenced by notations by the Lender from time to time on the grid attached hereto as Appendix A, (the “Principal Balance”) together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Lender and the conditions to which this grid promissory note (the “Promissory Note”) is subject and to which the Lender, by the acceptance of this Promissory Note, agrees.

Interest

1.                           The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Promissory Note, at the rate of 6.0% per annum, calculated daily and compounded annually and payable commencing August 31, 2020 and thereafter semi-annually on each of February 28, 2021, August 31, 2021, February 28, 2022 and the Maturity Date.

Payment of Principal Balance and Interest

2.                           Unless previously prepaid in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Lender, for such Principal Balance and interest payable to the order of the Lender and addressed to it unless the Lender otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Lender, the Borrower will cause to be issued to the Lender a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as the Lender shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

The Principal Balance together with all accrued and unpaid interest may be prepaid in part or in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon prior written notice being provided by the Borrower to the Lender (the “Prepayment Notice”). The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Restrictions on Transfer

3.                           This Promissory Note shall not be transferred or assigned without the Borrower’s prior written consent, except such consent shall not be required if the Borrower is in default of either of its obligations under this Promissory Note.

Application of Payments

4.                           Any amount paid in satisfaction of the indebtedness evidenced by this Promissory Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

5.                           If the Lender obtains judgment on this Promissory Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

6.                           All amounts payable under this Promissory Note shall be payable in the Canadian dollars.

Non Waiver

7.                           The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Lender to exercise of enforce any rights or remedies of the Lender hereunder or under any instrument securing payment of the indebtedness evidenced by this Promissory Note shall not constitute a waiver of the right of the Lender to enforce such rights and remedies thereafter.

Notices and Demands

8.                           All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by electronic mail or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)           if to the Borrower, at P.O. Box 670, 4300 Red Mountain Road Rossland, British Columbia, Canada VOG IYO, Attn: Howard Katkov, howard.katkov@redmountainventures.com; and

(b)           if to the Lender, at 314 Loma Larga Drive, Solana Beach, CA, 92075, Attn: Jeff Busby, busbyjeff@hotmail.com,

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by electronic mail or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by electronic mail or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

9.                           No amendment, modification or waiver of any provision of this Promissory Note or consent to any departure by the Borrower from any provision of this Promissory Note is in any event effective unless it is in writing and signed by the Lender and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given. The Borrower authorizes the Lender to record on the grid attached hereto (and, when such grid has been filled, on any reproduction of the form of the grid that may be prepared by Lender and attached to this Promissory Note) all advances, repayments, prepayments and the unpaid principal amount from time to time. The Borrower agrees that in the absence of manifest error the record kept by the Lender on such grid shall be conclusive evidence of the matters recorded, provided that the failure of the Lender to record or correctly record any amount or date shall not affect the obligation of the Borrower to pay the outstanding principal amount and accrued interest in accordance with this Promissory Note.

Applicable Law

10.                         This Promissory Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

11.                         Time shall in all respects be of the essence of this Promissory Note.

Waiver of Benefits

12.                         The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Promissory Note.

Compliance with Directions, etc.

13.                         The Lender may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Lender, confirm to any third party specified by the Lender that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

14.                         The Borrower and Lender will use all reasonable efforts to give full effect to this Promissory Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

 IN WITNESS WHEREOF the Borrower has executed this Promissory Note on the date first above written.

RMR ACQUISITION CORP.

(Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

APPENDIX A TO
PROMISSORY NOTE
FROM RMR ACQUISITION CORP.
TO JUICE TRUST DTD 1/24/96 TRUST 3

GRID

Advances and Payments

Date	Amount of Advance	Amount of Principal Repaid	Unpaid Principal Balance	Notation Made by
January 8, 2020	$500,000.00
August 25, 2020	$511,754.12
October 14, 2020	$488,245.88

GRID PROMISSORY NOTE

CAD$3,011,754.12	October 14, 2020

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Lender”), on or before August 31, 2022 (the “Maturity Date”), the principal amount of $3,011,754.12 Canadian dollars, or so much of such sum as will have been advanced and is then outstanding under this Promissory Note as evidenced by notations by the Lender from time to time on the grid attached hereto as Appendix A, (the “Principal Balance”) together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Lender and the conditions to which this grid promissory note (the “Promissory Note”) is subject and to which the Lender, by the acceptance of this Promissory Note, agrees.

Interest

1.                          The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Promissory Note, at the rate of 6.0% per annum, calculated daily and compounded annually and payable commencing February 28, 2021 and thereafter semi-annually on each of August 31, 2021, February 28, 2022 and the Maturity Date.

Payment of Principal Balance and Interest

2.                          Unless previously prepaid in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Lender, for such Principal Balance and interest payable to the order of the Lender and addressed to it unless the Lender otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Lender, the Borrower will cause to be issued to the Lender a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as the Lender shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

The Principal Balance together with all accrued and unpaid interest may be prepaid in part or in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon prior written notice being provided by the Borrower to the Lender (the “Prepayment Notice”). The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Restrictions on Transfer

3.                          This Promissory Note shall not be transferred or assigned without the Borrower's prior written consent, except such consent shall not be required if the Borrower is in default of either of its obligations under this Promissory Note.

Application of Payments

4.                          Any amount paid in satisfaction of the indebtedness evidenced by this Promissory Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

5.                          If the Lender obtains judgment on this Promissory Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

6.                          All amounts payable under this Promissory Note shall be payable in the Canadian dollars.

Non Waiver

7.                          The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Lender to exercise or enforce any rights or remedies of the Lender hereunder or under any instrument securing payment of the indebtedness evidenced by this Promissory Note shall not constitute a waiver of the right of the Lender to enforce such rights and remedies thereafter.

Notices and Demands

8.                          All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by electronic mail or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)          if to the Borrower, at P.O. Box 670, 4300 Red Mountain Road Rossland, British Columbia, Canada VOG 1YO, Attn; Howard Katkov, howard.katkov@redmountainventures.com; and

(b)          if to the Lender, at 314 Loma Larga Drive, Solana Beach, CA, 92075, Attn: Jeff Busby, busbyjeff@hotmailcom,

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by electronic mail or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by electronic mail or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

9.                          No amendment, modification or waiver of any provision of this Promissory Note or consent to any departure by the Borrower from any provision of this Promissory Note is in any event effective unless it is in writing and signed by the Lender and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given. The Borrower authorizes the Lender to record on the grid attached hereto (and, when such grid has been filled, on any reproduction of the form of the grid that may be prepared by Lender and attached to this Promissory Note) all advances, repayments, prepayments and the unpaid principal amount from time to time. The Borrower agrees that in the absence of manifest error the record kept by the Lender on such grid shall be conclusive evidence of the matters recorded, provided that the failure of the Lender to record or correctly record any amount or date shall not affect the obligation of the Borrower to pay the outstanding principal amount and accrued interest in accordance with this Promissory Note.

Applicable Law

10.                        This Promissory Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

11.                        Time shall in all respects be of the essence of this Promissory Note.

Waiver of Benefits

12.                        The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Promissory Note.

Compliance with Directions, etc.

13.                        The Lender may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Lender, confirm to any third party specified by the Lender that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

14.                        The Borrower and Lender will use all reasonable efforts to give full effect to this Promissory Note and will execute and deliver all such further documents and instruments do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower has executed this Promissory Note on the date first above written.

RMR ACQUISITION CORP.
(Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

APPENDIX A TO
PROMISSORY NOTE

FROM RMR ACQUISITION CORP.

TO JUICE TRUST DTD 1/24/96 TRUST 3

GRID

Advances and Payments

Date	Amount of Advance	Amount of Principal Repaid	Unpaid Principal Balance	Notation Made by
October 14, 2020	$11,754.12
November 24, 2020	$1,000,000.00
February 3, 2021	$500,000.00
March 4, 2021	$500,000.00

GRID PROMISSORY NOTE

CAD$111,570.51	January 27, 2022

FOR VALUE RECEIVED, the undersigned, RED DEVELOPMENT COMPANY LTD. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Lender”), on or before November 23, 2025 (the “Maturity Date”), the principal amount of $111,570.51 Canadian dollars, or so much of such sum as will have been advanced and is then outstanding under this Promissory Note as evidenced by notations by the Lender from time to time on the grid attached hereto as Appendix A, (the “Principal Balance”) together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Lender and the conditions to which this grid promissory note (the “Promissory Note”) is subject and to which the Lender, by the acceptance of this Promissory Note, agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Promissory Note, at the rate of 6.0% per annum, calculated daily and compounded annually and payable commencing April 30, 2023 and thereafter annually on each of April 30, 2024 and April 30, 2025 and the remainder on the Maturity Date.

Payment of Principal Balance and Interest

2.                             Unless previously prepaid in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Lender, for such Principal Balance and interest payable to the order of the Lender and addressed to it unless the Lender otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Lender, the Borrower will cause to be issued to the Lender a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as the Lender shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

The Principal Balance together with all accrued and unpaid interest may be prepaid in part or in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon prior written notice being provided by the Borrower to the Lender (the “Prepayment Notice”). The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Restrictions on Transfer

3.                             This Promissory Note shall not be transferred or assigned without the Borrower's prior written consent, except such consent shall not be required if the Borrower is in default of either of its obligations under this Promissory Note.

Application of Payments

4.                              Any amount paid in satisfaction of the indebtedness evidenced by this Promissory Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

5.                             If the Lender obtains judgment on this Promissory Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

6.                            All amounts payable under this Promissory Note shall be payable in the Canadian dollars.

Non Waiver

7.                             The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Lender to exercise or enforce any rights or remedies of the Lender hereunder or under any instrument securing payment of the indebtedness evidenced by this Promissory Note shall not constitute a waiver of the right of the Lender to enforce such rights and remedies thereafter.

Notices and Demands

8.                             All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by electronic mail or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)           ifto the Borrower, at P.O. Box 670, 4300 Red Mountain Road Rossland, British Columbia, Canada VOG 1YO, Attn: Howard Katkov, howard.katkov@redmountainventures.com; and

(b)           if to the Lender, at 314 Loma Larga Drive, Solana Beach, CA, 92075, Attn: Jeff Busby, busbyjeff@hotmail.com,

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by electronic mail or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by electronic mail or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

9.                             No amendment, modification or waiver of any provision of this Promissory Note or consent to any departure by the Borrower from any provision of this Promissory Note is in any event effective unless it is in writing and signed by the Lender and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given. The Borrower authorizes the Lender to record on the grid attached hereto (and, when such grid has been filled, on any reproduction of the form of the grid that may be prepared by Lender and attached to this Promissory Note) all advances, repayments, prepayments and the unpaid principal amount from time to time. The Borrower agrees that in the absence of manifest error the record kept by the Lender on such grid shall be conclusive evidence of the matters recorded, provided that the failure of the Lender to record or correctly record any amount or date shall not affect the obligation of the Borrower to pay the outstanding principal amount and accrued interest in accordance with this Promissory Note.

Applicable Law

10.                           This Promissory Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

11.                          Time shall in all respects be of the essence of this Promissory Note.

Waiver of Benefits

12.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Promissory Note.

Compliance with Directions, etc.

13.                           The Lender may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Lender, confirm to any third party specified by the Lender that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

14.                           The Borrower and Lender will use all reasonable efforts to give full effect to this Promissory Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower has executed this Promissory Note on the date first above written.

RED DEVELOPMENT COMPANY LTD. (Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

APPENDIX A TO
PROMISSORY NOTE
FROM RED DEVELOPMENT COMPANY LTD.
TO JUICE TRUST DTD 1/24/96 TRUST 3

GRID

Advances and Payments

Date	Amount of Advance	Amount of Principal Repaid	Unpaid Principal Balance	Notation Made by
January 27, 2022	$25,665.16
February 14, 2022	$1,421.28
May 13, 2022	$15,253.46
May 30, 2022	$11,786.91
November 23, 2022	$57,443.70
TOTAL:	$111,570.51

GRID PROMISSORY NOTE

CAD$277,607.83	November 23, 2022

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Lender”), on or before November 23, 2025 (the “Maturity Date”), the principal amount of $277,607.83 Canadian dollars, or so much of such sum as will have been advanced and is then outstanding under this Promissory Note as evidenced by notations by the Lender from time to time on the grid attached hereto as Appendix A, (the “Principal Balance”) together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Lender and the conditions to which this grid promissory note (the “Promissory Note”) is subject and to which the Lender, by the acceptance of this Promissory Note, agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Promissory Note, at the rate of 6.0% per annum, calculated daily and compounded annually and payable commencing April 30, 2023 and thereafter annually on each of April 30, 2024 and April 30, 2025 and the remainder on the Maturity Date.

Payment of Principal Balance and Interest

2.                             Unless previously prepaid in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Lender, for such Principal Balance and interest payable to the order of the Lender and addressed to it unless the Lender otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Lender, the Borrower will cause to be issued to the Lender a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as the Lender shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

The Principal Balance together with all accrued and unpaid interest may be prepaid in part or in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon prior written notice being provided by the Borrower to the Lender (the “Prepayment Notice”). The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Restrictions on Transfer

3.                             This Promissory Note shall not be transferred or assigned without the Borrower’s prior written consent, except such consent shall not be required if the Borrower is in default of either of its obligations under this Promissory Note.

Application of Payments

4.                             Any amount paid in satisfaction of the indebtedness evidenced by this Promissory Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

5.                             If the Lender obtains judgment on this Promissory Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

6.                             All amounts payable under this Promissory Note shall be payable in the Canadian dollars.

Non Waiver

7.                             The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Lender to exercise or enforce any rights or remedies of the Lender hereunder or under any instrument securing payment of the indebtedness evidenced by this Promissory Note shall not constitute a waiver of the right of the Lender to enforce such rights and remedies thereafter.

Notices and Demands

8.                             Alt notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by electronic mail or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)            if to the Borrower, at P.O. Box 670, 4300 Red Mountain Road Rossland, British Columbia, Canada VOG 1YO, Attn: Howard Katkov, howard.katkov@redmountainventures.com; and

(b)           if to the Lender, at 314 Loma Larga Drive, Solana Beach, CA, 92075, Attu: Jeff Busby, busbyjeff@hotmail.com,

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by electronic mail or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by electronic mail or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

9.                             No amendment, modification or waiver of any provision of this Promissory Note or consent to any departure by the Borrower from any provision of this Promissory Note is in any event effective unless it is in writing and signed by the Lender and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given. The Borrower authorizes the Lender to record on the grid attached hereto (and, when such grid has been filled, on any reproduction of the form of the grid that may be prepared by Lender and attached to this Promissory Note) all advances, repayments, prepayments and the unpaid principal amount from time to time. The Borrower agrees that in the absence of manifest error the record kept by the Lender on such grid shall be conclusive evidence of the matters recorded, provided that the failure of the Lender to record or correctly record any amount or date shall not affect the obligation of the Borrower to pay the outstanding principal amount and accrued interest in accordance with this Promissory Note.

Applicable Law

10.                           This Promissory Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

11.                           Time shall in all respects be of the essence of this Promissory Note.

Waiver of Benefits

12.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Promissory Note.

Compliance with Directions, etc.

13.                           The Lender may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Lender, confirm to any third party specified by the Lender that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

14.                           The Borrower and Lender will use all reasonable efforts to give full effect to this Promissory Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower has executed this Promissory Note on the date first above written.

RMR ACQUISITION CORP. (Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

APPENDIX A TO
PROMISSORY NOTE
FROM RMR ACQUISITION CORP.
TO JUICE TRUST DTD 1/24/96 TRUST 3

GRID

Advances and Payments

Date	Amount of Advance	Amount of Principal Repaid	Unpaid Principal Balance	Notation Made by
November 23, 2022	$277,607.83
TOTAL:	$277,607.83

GRID PROMISSORY NOTE

CAD$3,500,000.00	February 12, 2024

FOR VALUE RECEIVED, the undersigned, HANNAH CREEK LIMITED PARTNERSHIP (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Lender”), on or before the First Distribution Date (as defined below) (the “Maturity Date”), the principal amount of $3,500,000.00 Canadian dollars, or so much of such sum as will have been advanced and is then outstanding under this Promissory Note as evidenced by notations by the Lender from time to time on the grid attached hereto as Appendix A, (the “Principal Balance”) together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Lender and the conditions to which this grid promissory note (the “Promissory Note”) is subject and to which the Lender, by the acceptance of this Promissory Note, agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Promissory Note, at the rate of 10.0% per annum, calculated daily and compounded annually on January 31 of each year and payable on the Maturity Date.

Use of Funds

2.                             The Borrower will use the Principal Balance for payment of construction costs for the construction of a six story, wood frame, 102 unit residential condominium building marketed as “The Crescent” on real property located at the base of Red Mountain Ski Resort in Rossland, British Columbia legally described as Parcel Identifier 026-522-144, Lot 3 Township 28, Kootenay District Plan NEP79845 (the “Project”).

Priority

3.                             No repayment shall be made by the Borrower of the Principal Balance or any accrued interest until the Borrower has made full repayment of the construction financing made available to the Borrower by Kootenay Savings Credit Union in respect of the Project. No distribution will be made to the limited partners of the Borrower in respect of the net sales proceeds of the Project (the “First Distribution Date”) until the entire Principal Balance and all accrued and unpaid interest has been repaid to the Lender.

Payment of Principal Balance and Interest

4.                             Unless previously prepaid in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Lender, for such Principal Balance and interest payable to the order of the Lender and addressed to it unless the Lender otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Lender, the Borrower will cause to be issued to the Lender a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as the Lender shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

5.                             Subject to Section 3, the Principal Balance together with all accrued and unpaid interest may be prepaid in part or in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon prior written notice being provided by the Borrower to the Lender (the “Prepayment Notice”). The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Restrictions on Transfer

6.                             This Promissory Note shall not be transferred or assigned without the Borrower’s prior written consent, except such consent shall not be required if the Borrower is in default of either of its obligations under this Promissory Note.

Application of Payments

7.                             Any amount paid in satisfaction of the indebtedness evidenced by this Promissory Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

8.                             If the Lender obtains judgment on this Promissory Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

9.                             All amounts payable under this Promissory Note shall be payable in the Canadian dollars.

Non Waiver

10.                           The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Lender to exercise or enforce any rights or remedies of the Lender hereunder or under any instrument securing payment of the indebtedness evidenced by this Promissory Note shall not constitute a waiver of the right of the Lender to enforce such rights and remedies thereafter.

Notices and Demands

11.                           All notices and demands provided for herein shall be in writing and shall be given by prepaid first-class mail, by electronic mail or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)            if to the Borrower, at P.O. Box 670, 4300 Red Mountain Road Rossland, British Columbia, Canada VOG 1YO, Attn: Howard Katkov, howard.katkov@redmountainventures.com; and

(b)           if to the Lender, at 314 Loma Larga Drive, Solana Beach, CA, 92075, Attn: Jeff Busby, busbyjeff@hotmail.com,

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the fourth business day after the post-marked date thereof, or if sent by electronic mail or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by electronic mail or other means of electronic communication and shall be deemed to have been received in accordance with this Section.

Amendments

12.                           No amendment, modification or waiver of any provision of this Promissory Note or consent to any departure by the Borrower from any provision of this Promissory Note is in any event effective unless it is in writing and signed by the Lender and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given. The Borrower authorizes the Lender to record on the grid attached hereto (and, when such grid has been filled, on any reproduction of the form of the grid that may be prepared by Lender and attached to this Promissory Note) all advances, repayments, prepayments and the unpaid principal amount from time to time. The Borrower agrees that in the absence of manifest error the record kept by the Lender on such grid shall be conclusive evidence of the matters recorded, provided that the failure of the Lender to record or correctly record any amount or date shall not affect the obligation of the Borrower to pay the outstanding principal amount and accrued interest in accordance with this Promissory Note.

Applicable Law

13.                           This Promissory Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

14.                           Time shall in all respects be of the essence of this Promissory Note.

Waiver of Benefits

15.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Promissory Note.

Compliance with Directions, etc.

16.                           The Lender may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Lender, confirm to any third party specified by the Lender that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

17.                          The Borrower and Lender will use all reasonable efforts to give full effect to this Promissory Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

IN WITNESS WHEREOF the Borrower has executed this Promissory Note on the date first above written.

HANNAH CREEK LIMITED PARTNERSHIP, by its general partner, Red Development Company Ltd. (Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

ACKNOWLEDGED AND AGREED to by the Lender effective the date first above written.

/s/ Jeff Busby
Jeff Busby, in trust for the Juice Trust
dtd 1/24/96 Trust 3
(Lender)

APPENDIX A TO
PROMISSORY NOTE
FROM HANNAH CREEK LIMITED PARTNERSHIP
TO JUICE TRUST DTD 1/24/96 TRUST 3

GRID

Advances and Payments

Date	Amount of Advance	Amount of Principal Repaid	Unpaid Principal Balance	Notation Made by

TOTAL:

GRID PROMISSORY NOTE

CAD$2,777,500.00	May 12, 2025

FOR VALUE RECEIVED, the undersigned, RMR ACQUISITION CORP. (the “Borrower”) hereby promises to pay to or to the order of Jeff Busby, in trust for the Juice Trust dtd 1/24/96 Trust 3 (the “Lender”), on or before the First Other Use Date (as defined below) (the “Maturity Date”), the principal amount of $2,777,500.00 Canadian dollars, or so much of such sum as will have been advanced and is then outstanding under this Promissory Note as evidenced by notations by the Lender from time to time on the grid attached hereto as Appendix A, (the “Principal Balance”) together with interest as hereinafter provided for.

Set out below is a statement of the rights of the Lender and the conditions to which this grid promissory note (the “Promissory Note”) is subject and to which the Lender, by the acceptance of this Promissory Note, agrees.

Interest

1.                             The Principal Balance, both before and after maturity, default or judgment and overdue interest both before and after default or judgment, shall bear interest from and including the issue date of this Promissory Note, at the rate of 9.0% per annum, calculated daily and compounded annually on January 31 of each year and payable on the Maturity Date.

Use of Funds

2.                             The Borrower will use the Principal Balance for payment of severance payment obligations owing to Donald J. Thompson and Howard I. Katkov / Red Mountain Ventures Inc. payable on or about the date hereof (the “Severance”).

Priority

3.                             All proceeds received by the Borrower in respect of any distributions made by The Crescent 2 Limited Partnership (the “C2 Partnership”), and all proceeds received by the Borrower’s subsidiary Red Development Company Ltd. in respect of the project owned by the C2 Partnership commonly known as “The Daly”, will be paid to the Lender until the entire Principal Balance and all accrued and unpaid interest has been repaid to the Lender before any other use is made of such distributions and proceeds (the “First Other Use Date”).

Payment of Principal Balance and Interest

4.                             Unless previously prepaid in accordance with the terms hereof, the full amount of the Principal Balance together with all accrued and unpaid interest is due and payable on the Maturity Date and will be paid by sending a cheque by prepaid ordinary mail or by delivering other transfer of funds as may be agreed by the Lender, for such Principal Balance and interest payable to the order of the Lender and addressed to it unless the Lender otherwise directs. In the event of non-receipt of any cheque or funds for the Principal Balance and interest by the Lender, the Borrower will cause to be issued to the Lender a replacement cheque or replacement transfer of funds for like amount upon being furnished with such evidence of non-receipt as the Lender shall reasonably require and upon being indemnified to its satisfaction, acting reasonably.

Prepayment of Principal Balance and Interest

5.                             Subject to Section 3, the Principal Balance together with all accrued and unpaid interest may be prepaid in part or in full by the Borrower prior to the Maturity Date, without any bonus or penalty whatsoever, upon prior written notice being provided by the Borrower to the Lender (the “Prepayment Notice”). The records of the Borrower shall be updated from time to time to reflect the Principal Balance as it is decreased in accordance with the terms hereof.

Restrictions on Transfer

6.                             This Promissory Note shall not be transferred or assigned without the Borrower’s prior written consent, except such consent shall not be required if the Borrower is in default of either of its obligations under this Promissory Note.

Application of Payments

7.                             Any amount paid in satisfaction of the indebtedness evidenced by this Promissory Note shall be applied first in satisfaction of any accrued and unpaid interest which is due and payable, with the remaining portion of such amount applied in satisfaction of the Principal Balance owing, with any remaining amount applied in satisfaction of any accrued but unpaid interest which is not yet due and payable as at the date on which such amount is paid.

Judgment Interest

8.                             If the Lender obtains judgment on this Promissory Note or in respect of any amount owing hereunder, interest at the aforesaid rate, calculated monthly, not in advance, shall be payable on the amount which is outstanding under the said judgment from time to time.

Currency

9.                             All amounts payable under this Promissory Note shall be payable in the Canadian dollars.

Non Waiver

10.                           The extension of the time for making any payment which is due and payable hereunder at any time or times or the failure, delay or omission on the part of the Lender to exercise or enforce any rights or remedies of the Lender hereunder or under any instrument securing payment of the indebtedness evidenced by this Promissory Note shall not constitute a waiver of the right of the Lender to enforce such rights and remedies thereafter.

Notices and Demands

11.                           All notices and demands provided for herein shall be in writing and shall be given by electronic mail or other means of electronic communication or by delivery as hereafter provided. Notices and other communications shall be addressed:

(a)            if to the Borrower, at P.O. Box 670, 4300 Red Mountain Road Rossland, British Columbia, Canada VOG 1YO, Attn: Howard Katkov, howard.katkov@redmountainventures.com; and

(b)           if to the Lender, at 314 Loma Larga Drive, Solana Beach, CA, 92075, Attn: Jeff Busby, busbyjeff@hotmail.com,

or as each party may otherwise notify the other parties in writing. Any such notice or other communication, if sent by electronic mail or other means of electronic communication, shall be deemed to have been received on the day it was sent (provided that if it was sent on a day which is not a business day, then it shall be deemed delivered on the business day following the sending), or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address if such date is a business day and such delivery was made before 4:00 p.m. (Rossland time) and otherwise on the next business day. Notice of change of address shall also be governed by this Section.

Amendments

12.                           No amendment, modification or waiver of any provision of this Promissory Note or consent to any departure by the Borrower from any provision of this Promissory Note is in any event effective unless it is in writing and signed by the Lender and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given. The Borrower authorizes the Lender to record on the grid attached hereto (and, when such grid has been filled, on any reproduction of the form of the grid that may be prepared by Lender and attached to this Promissory Note) all advances, repayments, prepayments and the unpaid principal amount from time to time. The Borrower agrees that in the absence of manifest error the record kept by the Lender on such grid shall be conclusive evidence of the matters recorded, provided that the failure of the Lender to record or correctly record any amount or date shall not affect the obligation of the Borrower to pay the outstanding principal amount and accrued interest in accordance with this Promissory Note.

Applicable Law

13.                           This Promissory Note shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the Province of British Columbia and the laws of Canada applicable therein.

Time of the Essence

14.                           Time shall in all respects be of the essence of this Promissory Note.

Waiver of Benefits

15.                           The Borrower hereby waives the benefits of demand and presentment for payment, notice of non-payment, protest and notice of protest of this Promissory Note.

Compliance with Directions, etc.

16.                           The Lender may at any time direct the Borrower to make any payment which is due and payable hereunder or to become due and payable hereunder to any person and the Borrower shall comply with such direction. The Borrower shall, upon the written demand of the Lender, confirm to any third party specified by the Lender that such direction has been received and that no prepayments have been made hereunder and that the Borrower has not been directed to make payments hereunder to any other person.

Further Assurances

17.                           The Borrower and Lender will use all reasonable efforts to give full effect to this Promissory Note and will execute and deliver all such further documents and instruments and do all such further acts and things as the other party reasonably requests to evidence, carry out and give full effect to the terms, conditions, intent and meaning set out herein.

[Remainder of page intentionally blank. Signature page follows.]

Counterparts

18.                           This Promissory Note may be executed in counterparts (including electronic or other means) and when so executed will form one and the same instrument.

IN WITNESS WHEREOF the Borrower has executed this Promissory Note on the date first above written.

RMR ACQUISITION CORP. (Borrower)

Per:	/s/ Howard Katkov
Howard Katkov
Chief Executive Officer
I have authority to bind the Borrower

ACKNOWLEDGED AND AGREED to by the Lender effective the date first above written.

/s/ Jeff Busby
Jeff Busby, in trust for the Juice Trust
dtd 1/24/96 Trust 3
(Lender)

APPENDIX A TO
PROMISSORY NOTE
FROM RMR ACQUISTION CORP.
TO JUICE TRUST DTD 1/24/96 TRUST 3
DATED MAY 12, 2025

GRID

Advances and Payments

Date	Amount of Advance	Amount of Principal Repaid	Unpaid Principal Balance	Notation Made by

TOTAL: